Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA BNY, SEC File No. 811-08750 (the “Registrant”)

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Funds Insurance Series	811-03857
DFA Investment Dimensions Group Inc.	811-07044
(Fidelity)Variable Insurance Products Fund	811-03329
(Fidelity)Variable Insurance Products Fund II	811-05511
(Fidelity)Variable Insurance Products Fund III	811-07205
(Fidelity) Variable Insurance Products Fund IV	811-03759
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
MFS® Variable Insurance Trust	811-07874
Nationwide Variable Insurance Trust	811-03213
State Street Variable Insurance Series Funds, Inc.	811-04041
Transamerica Series Trust	811-04419
Vanguard Variable Insurance Funds	811-05962
Voya Investors Trust	811-05629
Voya Strategic Allocation Portfolios, Inc.	811-08934
Wanger Advisors Trust	811-08748

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth

Brian G. Stallworth Esq.

Transamerica Financial Life Insurance Company